THE SWISS HELVETIA FUND, INC.

April 19, 2016

For the three-month period ended March 31, 2016, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”) as measured by the change in value in the Fund’s net asset value (“NAV”), decreased -3.50% in US dollars (“USD”). For the same period, the Fund’s share price performance decreased -3.60% in USD, as the discount at which the Fund traded its shares widened slightly. This compares with a decrease of -5.58% in the Swiss Performance Index (the “Index” or “SPI”) as measured in USD.

Economic environment during the period under review

Global economic review

Similar to most of 2015, a common theme in the first three months of 2016 has been lowered expectations for global growth. What is new, however, is that real GDP for the current year is now forecast to be below the rate of growth for 2015. Growth rates for China have held steady at the official forecast of 6.5%, but rates have been significantly revised downwards for Japan and more moderately for Europe. The part of the global economy that seems to be suffering is trade and industry, while consumption is holding more steady thanks to declining unemployment in many parts of the globe.

Swiss economic review

According to the preliminary calculation by the Swiss State Secretariat of Economic Affairs (SECO), Swiss real GDP grew by 0.9% in 2015. Although this would represent the lowest rate in the past 5 years, it must be considered in context, as Switzerland went through a “positive currency shock” after the Swiss National Bank decided on January 15, 2015 to abandon a minimum floor for the exchange rate against the euro introduced in September 2011. Because of the subsequent and sharp appreciation of the Swiss franc, prices increased for exports, for buyers in other currencies. Thus, in nominal terms, Swiss GDP declined by 0.4%. Contributions from private and public households were positive, as expected, while investments including construction fell. The surprise came from trade, first as exports rose in real terms for the year as a whole and in the final quarter—something that is remarkable given the jolt appreciation of the Swiss franc. Second, it is interesting to note that imports fell in nominal and real terms. As a result, net trade expanded—something that one would

IMPORTANT INFORMATION

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of March 31, 2016. The views expressed herein are those of the Fund’s portfolio managers and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. and contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change. Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

not have expected, given that Swiss manufactured goods and services had suddenly become more expensive, while imported goods became considerably more affordable. We believe that this demonstrates that corporate Switzerland is quite adaptive and has not lost its competitiveness.

Market environment during the period under review

Stock markets started the year on a negative spin, reaching a low point in mid-February before recovering somewhat during the second half of the quarter. Firmer economic data and actions of central banks around the globe seemed to calm sentiment. In sequential order, first the People’s Bank of China made it clear that it had no intention to devalue the Chinese yuan in trade-weighted terms. This was followed by various Federal Reserve governors offering dovish remarks on US monetary policy, which culminated in the decision not to tighten in March and a lowered projection for interest rates going forward. The Bank of Japan and the European Central Bank joined in by cutting rates, although we still have doubts about the efficacy of negative interest rates.

Most country or regional indices did not manage to fully recover losses from the fourth quarter of 2015. One notable exception was the S&P 500, which ended marginally higher by 1.34%. Pan-European and Japanese main indices, when converted into US dollars, were lower by between -2% and -6%. The Chinese CSI 300 index measured in USD terms fared worst among the group by shedding -13.25%.

Swiss equities, as measured by the Index, decreased -5.58% in USD. This downturn was somewhat surprising because the Swiss stock market normally benefits from heavy weightings of defensive stocks in the food and healthcare sectors. However pharma was among the bottom three sectors in terms of performance for the reporting period. The total return for Novartis was -13.95% and for Roche -8.66%, as measured in USD. Financial stocks, representing a smaller weight but still an important part of the Index, suffered even more, with UBS falling -18.07% and Credit Suisse -35.22%. We attribute the poor performance of pharma stocks, among others, to a heightened concern about drug pricing and the US presidential election campaign. As for the financial sector, we believe that banks suffered in part due to disclosed exposures to the US energy sector that suffered from credit downgrades; the poor performance made it again evident, in our view, that there continue to be large risky assets in investment banking despite significant scale downs due to tightened regulatory requirements since the financial crisis. The three best performing sectors within the SPI amount to less than one percent in terms of their Index weight. The two sectors among the top five that exceed the one percent hurdle are telecommunications, which behaved defensively (as expected), and chemicals, which benefited from a take-over offer for the largest sector constituent, Syngenta. A highlight were small- and mid-cap stocks that, as measured by the

THE SWISS HELVETIA FUND, INC.

SPI Extra Index, rose by 3.02% and outperformed the 20 stocks that compose the large cap Swiss Market Index by 10.33% in USD terms.

Source: Schroders, Bloomberg, as of March 31, 2016. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

In comparing the Fund’s NAV return of -3.50% to the performance of the Index of -5.58% in USD terms, there were two positive impacts: listed stock investments outperformed the Index and the positive contribution from one of the Fund’s private equity holdings.

In December, Kuros Biosurgery announced merger plans with Swiss exchange-listed Cytos Biotechnology AG, which was completed in January 2016. The value of the Fund’s now-listed investment, Kuros Biosciences, at March 31, 2016, is around three times higher than at the end of 2015, contributing approximately 0.7% to performance. In addition to the revaluation of this

THE SWISS HELVETIA FUND, INC.

position, the Fund has been able to realize some of that value by reducing its position through strategic secondary market sales during the quarter.

When looking at the Fund’s listed stocks, performance benefited in relative USD terms from some of its larger overweight positions, e.g., Implenia, Burckhardt Compression, Belimo, Bucher Industries, Lindt & Sprüngli and Logitech. Furthermore, it was positive for relative performance that we had an underweight in Novartis.

Negative contributions to relative performance came from a number of stocks that the Fund did not own or where it held an underweight, as the following names did better than the Index: ABB, Nestlé, Givaudan, SGS, Geberit and Swisscom. Small overweight positions in Basilea, Evolva and Credit Suisse were also negative for relative performance.

Private Equity Investments

Overall, the value of several of the Fund’s private equity investments declined:

•	Our holding in Ixodes was reduced following an analysis of updated information available regarding the company.
•	Selfrag’s valuation was lowered upon receipt of information regarding a proposed round of financing.

•	Shares of Spineart were lowered in valuation based upon updated information provided by the company.

As discussed above, the good news in this space is that following its announcement in December, Kuros Biosurgery’s merger was completed in January 2016, resulting in an increase of the value of the investment and creating an exit opportunity for a portion of the Fund’s holding to be sold.

Portfolio changes

The Fund’s portfolio turnover as a percentage of its total net assets was in line with the level of activity since Schroders took over management of the Fund. In total there were 9 purchases and 12 sales of listed equities on a net basis during the quarter. As of March 31, 2016, there are 40 listed companies held by the Fund and five direct private equity investments plus two participations in private equity limited partnerships.

THE SWISS HELVETIA FUND, INC.

New Investments by the Fund

Julius Baer

Swiss Re

Valiant

Additions to Existing Investments

Aryzta

Cembra Money Bank

Credit Suisse

Sunrise

Syngenta

UBS

Positions Entirely Disposed of

Adecco

Reductions in Existing Investments

Actelion

Belimo

Bucher Industries

DKSH

Dufry

Evolva

Implenia

Kuros Biosciences

Lonza

Nestlé

OC Oerlikon

We bought a new position in Julius Baer after it announced its settlement with the US Department of Justice related to legacy assets it accepted before 2009. We view Julius Baer as well placed in wealth management thanks to its size and global reach, which we expect will enable it to deliver strong shareholder returns.

We added a new position in Valiant, a regional bank headquartered in the Swiss capital, Bern, serving retail and business clients. We have been following the steps taken by Valiant’s new CEO over the past two years and can now see the first results of efficiency measures that the company has implemented, despite a challenging interest rate environment.

We also added Swiss Re to the portfolio, after its share price weakness, following comments from industry observers that the contract renewal season at the beginning of the year should prove to be difficult. However, the company published a strong financial result for 2015 and made solid progress in contract renewals in January. We believe that Swiss Re’s valuation on the basis of its estimated price/earnings ratio of approximately 10x, a price/book ratio of 1.1x and a dividend yield of 5% is very attractive, given its strong profitability as measured by its Return On Equity. Furthermore, the company has a track record of returning excess capital to shareholders via dividends and buybacks.

We also added to existing positions in Aryzta, Credit Suisse and UBS due to perceived share price weakness.

THE SWISS HELVETIA FUND, INC.

We increased the Fund’s overweight in Syngenta after ChemChina announced a take-over bid, as we deem the discount at which the shares trade, given the price offered, to be excessive.

We further added to the existing investment in Cembra Money Bank, a Swiss consumer credit lender. After the decision of the Swiss Federal Council to lower the cap for consumer credit interest rates, management has presented a cost savings plan that should be able to offset the vast majority of the new regulation’s negative impact. With a dividend yield of approximately 5% and a stable business environment, our view is that the company is attractively valued.

We also increased our position in Sunrise, the second largest telecommunication company in Switzerland. We believe that the Swiss telecommunication market is highly concentrated among the top four players and proves attractive with high brand loyalty.

We fully liquidated Adecco, as we fear that new management will shift the strategic focus away from profitability and towards growth. This is underlined by its abandoning of the mid-term margin targets.

We reduced investments in Actelion, Belimo, Bucher Industries, Implenia, Lonza and OC Oerlikon in response to what we believe to be their relatively strong stock prices. We lowered our weight in Nestlé in anticipation of a rather weak full year result for such a stable food company. Our investments in DKSH, Dufry and Evolva were cut in response to lower anticipated medium term business prospects.

THE SWISS HELVETIA FUND, INC.

Outlook and Investment View

After hitting the panic button in January, investors appear to have regained some calmness: equities have rallied while bond markets gave back part of the gains they had registered since the beginning of the year when compared to historic data as illustrated by the following chart.

Chart 1: Risk index out of panic mode as markets bounce

Source: Credit Suisse, Schroder Economics Group. March 29, 2016.

Arguably, the market simply became oversold and was due for a bounce, but, as noted above the key macro factors underlying this were the actions of central banks and firmer economic data, which have reduced the tail risks facing the world economy.

Besides actions by central banks, a firming in commodity prices and in particular the recovery of the oil price has helped equity markets.

THE SWISS HELVETIA FUND, INC.

Chart 2: Oil price recovery boosts equity markets

Source: Thomson Datastream, Schroder Economics Group, March 30, 2016. MSCI Index returns rebased to 100. Past performance is no guarantee of future results.

Having been down the hill and, depending on the stock market index, almost or fully back up again during the first quarter of 2016, the question is whether markets can go on to climb to new heights, or will plunge back into the valley. The answer really depends on whether the outlook for global activity will improve. We can explain the rally in terms of a reduction in tail risks and this may carry assets higher from here, but for a sustained improvement we would like to see better growth in real GDP and corporate earnings. We see indications that consumer spending is generally firm, but industry continues to struggle with the slowdown in global trade growth and an inventory overhang. Overall, global growth is still sluggish and, for the US the latest estimates for Q1 GDP growth are currently only 0.6% annualized, after some disappointing consumer and trade figures. Europe is holding steady, but Japan is deteriorating. We have trimmed our global growth forecast to 2.4% for 2016 (previously 2.6%) led by downgrades to the US, Japan and emerging markets. This is now in-line with consensus expectations, which have also come down from 2.8% to now 2.4%. At this stage, it is difficult to make the case for acceleration in real GDP growth. Our indicators point to steady, but not spectacular growth, which is a continuation of the pattern in recent years where the world economy struggles to get growth much above 2.5%.

THE SWISS HELVETIA FUND, INC.

For Switzerland, however, we believe an acceleration of GDP in 2016 versus 2015 is in the cards. Compared to expectations by the SECO published late last year, forecasted growth for 2016 and 2017 was moderately revised downwards in view of lower projections for global growth. In spite of “shock” appreciation of its currency, Switzerland has grown at a respectable real GDP rate of 0.9% according to preliminary calculations by the SECO, which foresees acceleration to 1.4% in 2016 and 1.8% in 2017. Other forecasters like the KOF Economic Institute of the Swiss Federal Institute of Technology in Zurich are more cautious and expect 1.0% GDP growth for 2016. Still, further developments of the main trading currencies, the US dollar and the euro, continue to have an important impact on the growth of the Swiss economy and should be followed carefully.

While, in our view, low earnings growth should be expected in 2016, generally stable economic activity provides a solid backdrop for corporate profits—the main driver of stock prices in the long run. Also, the current monetary environment should enable continued liquidity flows into equity markets. However, as experienced during the first quarter of 2016, we expect volatility to remain high in the coming quarters. Many European stock markets are near or above all-time highs, primarily as a consequence of expanding P/E multiples and investors’ current preference for equities. As highlighted above, it is also questionable how much further equity markets can rise given a rather lethargic economic environment. In addition, political upsets cannot be excluded. With that background, our view is that high volatility offers us, as active, price-conscious investors, opportunities to continue our current practice of adding or increasing positions in stocks that have unduly corrected and are still attractive from a long-term perspective.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 94.41%

Banks — 10.20%

78,100	Cembra Money Bank AG1	$5,480,416	1.63%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards, and savings and insurance services. (Cost $4,692,948)

511,200	Credit Suisse Group AG1	7,265,109	2.17%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $11,123,277)

104,000	Julius Baer Group Ltd.[1]	4,485,146	1.34%

Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services.

(Cost $4,622,476)

891,600	UBS Group AG	14,421,641	4.31%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $15,067,118)

No. of Shares	Security	Fair Value	Percent of Net Assets

Banks — (continued)

23,550	Valiant Holding AG	$2,518,164	0.75%

Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management.

(Cost $2,422,913)

		34,170,476	10.20%

Biotechnology — 4.32%

22,600	Actelion, Ltd.[1]	3,391,239	1.01%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $978,179)

40,000	Basilea Pharmaceutica AG1	2,829,844	0.85%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $2,929,973)

1,172,287	Evolva Holding SA1	905,855	0.27%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $932,277)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Biotechnology — (continued)

12,715,000	Kuros Biosciences AG1	$3,186,551	0.95%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $2,355,028)

15,400	Lonza Group AG1	2,616,384	0.78%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $1,222,659)

3,029	NovImmune SA1,2	1,527,705	0.46%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		14,457,578	4.32%

Chemicals — 3.99%

32,000	Syngenta AG	13,366,052	3.99%
	Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables and flowers. (Cost $10,474,361)

		13,366,052	3.99%

No. of Shares	Security	Fair Value	Percent of Net Assets

Construction & Materials — 5.09%

3,100	Belimo Holding AG	$8,439,096	2.52%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $6,391,075)

1,000	Forbo Holding AG1	1,216,519	0.36%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $1,157,020)

117,500	Implenia AG	7,398,580	2.21%

Provides construction, civil and underground engineering services. Implenia’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.

(Cost $6,921,536)

		17,054,195	5.09%

Financial Services — 2.61%

275,000	GAM Holding AG1	3,991,542	1.19%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $4,731,402)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Financial Services — (continued)

11,000	Leonteq AG1	$1,046,416	0.31%
	A technology and service platform with a leading position in structured investment products in Switzerland. (Cost $1,651,461)

14,000	VZ Holding AG	3,713,257	1.11%

Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.

(Cost $2,298,277)

		8,751,215	2.61%

Food & Beverage — 17.09%

63,855	Aryzta AG1	2,655,819	0.79%
	A global food business with a leadership position in frozen bakery, par-baked artisan breads as well as a wide range of specialty bakery products. (Cost $3,089,471)

215	Lindt & Sprüngli AG	16,162,324	4.83%
	Major manufacturer of premium Swiss chocolates. (Cost $4,112,291)

512,143	Nestlé SA	38,424,763	11.47%
	One of the world’s largest food and beverage processing companies. (Cost $8,134,704)

		57,242,906	17.09%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — 7.85%

28,000	Bucher Industries AG	$6,832,976	2.04%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $8,641,944)

25,000	Burckhardt Compression Holding AG	8,608,312	2.57%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,425,952)

35,000	DKSH Holding AG1	2,403,018	0.72%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $2,384,009)

45,000	Feintool International Holding AG1	4,179,763	1.25%

Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.

(Cost $4,049,293)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — (continued)

205,000	OC Oerlikon Corp. AG1	$2,123,532	0.63%

Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.

(Cost $2,432,382)

28,500	SFS Group AG1	2,127,865	0.64%

Provides automotive products, building and electronic components, flat roofing, and solar fastening systems. The company operates production facilities in Asia, Europe and North America.

(Cost $1,849,976)

		26,275,466	7.85%

Insurance — 3.21%

5,500	Helvetia Holding AG	3,158,774	0.95%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $2,505,562)

22,450	Swiss Life Holding AG1	5,994,325	1.79%
	Provides life insurance and institutional investment management. (Cost $5,184,471)

No. of Shares	Security	Fair Value	Percent of Net Assets

Insurance — (continued)

17,000	Swiss Re AG	$1,578,134	0.47%

Provides reinsurance, insurance and insurance linked financial market products. The company offers automobile, liability, accident, engineering, marine, aviation, life and health insurance.

(Cost $1,533,942)

		10,731,233	3.21%

Medical Equipment — 4.40%

56,000	Sonova Holding AG	7,180,912	2.14%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)

3,731	Spineart SA1,2	1,299,899	0.39%

Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.

(Cost $2,623,328)

41,000	Tecan Group AG	6,254,999	1.87%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,806,154)

		14,735,810	4.40%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Personal & Household Goods — 5.94%

164,000	Compagnie Financiere Richemont SA	$10,883,099	3.25%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $11,938,247)

133,000	Swatch Group AG	8,992,586	2.69%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $11,939,430)

		19,875,685	5.94%

Pharmaceuticals — 22.70%

530,000	Novartis AG	38,574,636	11.52%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,546)

151,500	Roche Holding AG	37,445,883	11.18%

Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.

(Cost $8,841,735)

		76,020,519	22.70%

No. of Shares	Security	Fair Value	Percent of Net Assets

Retail — 0.72%

19,600	Dufry AG1	$2,421,219	0.72%
	Operates duty-free shops in countries such as France, Italy, Mexico, Russia, Singapore, the United Arab Emirates and the United States. (Cost $2,793,435)

		2,421,219	0.72%

Technology — 3.12%

170,000	Airopack Technology Group AG1	1,650,916	0.49%

Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging (PET).

(Cost $1,796,441)

550,000	Logitech International SA	8,787,135	2.63%

Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.

(Cost $7,355,580)

		10,438,051	3.12%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Telecommunications — 1.77%

86,000	Sunrise Communications Group AG1	$5,922,519	1.77%

Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.

(Cost $6,210,390)

		5,922,519	1.77%

Travel & Leisure — 1.40%

104,400	gategroup Holding AG1	4,687,725	1.40%

Provides a wide range of services for airlines. The company specializes in catering and hospitality, provisioning and logistics and onboard solutions to companies that serve people on the move. The company’s other customers include railroads and hotels.

(Cost $3,368,255)

		4,687,725	1.40%

	Total Common Stock (Cost $212,540,272)	316,150,649	94.41%

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — 0.77%

Biotechnology — 0.61%

8,400	Ixodes AG, Series B1,2,3	$447,170	0.13%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B1,2	1,594,785	0.48%
	Discovers and develops therapeutic monoclonal antibodies to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,041,955	0.61%

Industrial Goods & Services — 0.10%

500,863	SelFrag AG Class A1,2	329,498	0.10%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		329,498	0.10%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — (continued)

Medical Equipment — 0.06%

83,611	EyeSense AG, Series A Preferred[1,2]	$202,555	0.06%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		202,555	0.06%

	Total Preferred Stock (Cost $9,253,695)	2,574,008	0.77%
Private Equity Limited Partnerships — 2.07%

Biotechnology — 0.51%

	Aravis Biotech II, Limited Partnership[1,2,3] (Cost $2,992,745)	1,735,898	0.51%

No. of Shares	Security	Fair Value	Percent of Net Assets

Diversified Industries — 1.56%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3] (Cost $8,760,995)	$5,219,067	1.56%

	Total Private Equity Limited Partnerships (Cost $11,753,740)	6,954,965	2.07%

	Total Investments* (Cost $233,547,707)	325,679,622	97.25%

	Other Assets Less Liabilities	9,194,081	2.75%

	Net Assets	$334,873,703	100.00%

Net Asset Value Per Share:
	($334,873,703 ÷ 28,211,185 shares outstanding, $0.001 par value: 50 million shares authorized)		$11.87

[1]	Non-income producing security.
[2]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $12,356,577 or 3.7% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – December 16, 2015	$2,992,745
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328
Zurmont Madison Private Equity, Limited Partnership	February 28, 2008 – October 26, 2015	8,760,995

		$25,181,872

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/15	Gross Additions	Gross Reductions	Fair Value as of 03/31/16
Aravis Biotech II, Limited Partnership	$1,406,802	$—	$—	$1,735,898
Ixodes AG – Preferred Shares B	427,804	—	—	447,170
Zurmont Madison Private Equity, Limited Partnership	5,395,794	—	—	5,219,067

	$7,230,400	$—	$—	$7,402,135

*	Cost for Federal income tax purposes is $233,998,249 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$119,455,477
Gross Unrealized Depreciation	(27,774,104)

Net Unrealized Appreciation (Depreciation)	$91,681,373

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	March 31, 2016

PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2016
Common Stock
Pharmaceuticals	22.70%
Food & Beverage	17.09%
Banks	10.20%
Industrial Goods & Services	7.85%
Personal & Household Goods	5.94%
Construction & Materials	5.09%
Medical Equipment	4.40%
Biotechnology	4.32%
Chemicals	3.99%
Insurance	3.21%
Technology	3.12%
Financial Services	2.61%
Telecommunications	1.77%
Travel & Leisure	1.40%
Retail	0.72%
Preferred Stock
Biotechnology	0.61%
Industrial Goods & Services	0.10%
Medical Equipment	0.06%
Private Equity Limited Partnerships
Diversified Industries	1.56%
Biotechnology	0.51%
Other Assets Less Liabilities	2.75%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2016
Novartis AG	11.52%
Nestlé SA	11.47%
Roche Holding AG	11.18%
Lindt & Sprüngli AG	4.83%
UBS Group AG	4.31%
Syngenta AG	3.99%
Compagnie Financiere Richemont SA	3.25%
Swatch Group AG	2.69%
Logitech International SA	2.63%
Burckhardt Compression Holding AG	2.57%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $12,356,577, or 3.7% of the Fund’s net assets at March 31, 2016, and are listed in Note 2 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s Investments as March 31, 2016:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities*
Common Stock	$313,323,045	$—	$2,827,604	$316,150,649
Preferred Stocks	—	—	2,574,008	2,574,008
Private Equity Limited Partnership	—	—	6,954,965	6,954,965

Total Investments in Securities	$313,323,045	$—	$12,356,577	$325,679,622

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 2 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in its two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient,

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at March 31, 2016	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Biotechnology
Novlmmune SA—Common Shares	$1,527,705	Market approach	Recent round of financing	N/A
Novlmmune SA—Preferred Shares	1,594,785	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	447,170	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG, Class A—Preferred Shares	329,498	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	202,555	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,299,899	Market approach	Peer group revenue multiples	3.0x-4.0x
Private Equity Limited Partnerships
Biotechnology
Aravis Biotech II—Limited Partnership	1,735,898	NAV as a practical expedient	N/A	N/A
Diversified Industries
Zurmont Madison Private Equity, Limited Partnership	5,219,067	NAV as a practical expedient	N/A	N/A
Total	$12,356,577

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2015	$3,003,892	$3,361,638	$6,802,596	$13,168,126
Change in Unrealized Appreciation/Depreciation (a)	122,453	111,471	152,369	386,293
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases (b)	—	—	—	—
Gross Sales (b)	—	—	—	—
Transfer Out of Level 3 (c)	(298,741)	(899,101)	—	(1,197,842)

Balance as of March 31, 2016	$2,827,604	$2,574,008	$6,954,965	$12,356,577

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on March 31, 2016.

(b)	For private equity limited partnership investments, Gross Purchases represents contributions of capital and Gross Sales represents capital distributions.

(c)	On January 20, 2016, Kuros Biosurgery AG completed a previously announced combination with Cytos Biotechnology AG, forming a new company, Kuros Biosciences AG, the shares of which trade on the SIX Swiss Exchange under the symbol KURN SW. As a result of this corporate action, the Fund received common shares of Kuros Biosciences in exchange for both its common and preferred shares held of Kuros Biosurgery.

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

D. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of March 31, 2016, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,393,724	$196,497
Zurmont Madison Private Equity, Limited Partnership	14,619,120	4,243,507	(b)

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 188,175 and 4,063,794 Swiss francs, respectively. The Swiss franc/U.S. dollar exchange rate as of March 31, 2016 was used for conversion and equals 0.95765.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

(b)	Although the Fund’s unfunded commitment amount generally cannot be used to fund new investments, the Fund may be required to make payments to the partnership up to the amount of the Fund’s unfunded commitment for purposes of, among other things, meeting ongoing partnership expenses and obligations, the general partner’s profit share, and other costs related to the partnership’s portfolio investments, and, to a limited extent, to make certain follow-on investments.

Note 3—Subsequent Events

On April 26, 2016, the valuation for the Fund’s holdings of common shares and Series B preferred shares of NovImmune SA was increased based on a recent round of financing. The net change to the Fund as result of this increase, as of the close of business on April 26, 2016, was approximately 0.37% of the Fund’s net assets, or approximately $0.04 per share.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan*

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown on the following page. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

The stock portion of any dividends or distributions you receive is not subject to the Plan. When the Fund declares dividends or

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

distributions payable either in (i) stock or (ii) stock or cash at the election of the stockholder, you will receive newly issued shares of the Fund (unless you elect to receive your dividend or distribution in cash) on terms and conditions that are otherwise identical to those of the Plan.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

* The Fund’s Board of Directors approved revisions to the Plan at a meeting held on March 24, 2016. The Fund’s annual “spillback” distributions, if any, that would be declared in June 2016 and paid to stockholders of record in July 2016, will be subject to the current Plan as described herein. The Fund’s annual year-end distributions, if any, that would be declared in December 2016 and paid to stockholders of record in January of 2017, will be subject to the revised Plan. The terms of the revised Plan will be detailed in the Fund’s semi-annual report to stockholders for the period ending June 30, 2016, which will be mailed to stockholders and subsequently filed with the Securities and Exchange Commission and posted on the Fund’s website.

THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Brian A. Berris

Chairman (Non-executive)

Samuel B. Witt III, Esq.

Director

David R. Bock[1]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[2,3]

Director

Claus Helbig[4]

Director

R. Clark Hooper[2]

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Abby L. Ingber

Chief Legal Officer Secretary

David Marshall

Assistant Treasurer

Mark Tuttle

Assistant Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approx- imately $467 billion in assets under management as of March 31, 2016.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end invest- ment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

SWZ QR 3-31-16

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

QUARTERLY REPORT

For the Period Ended

March 31, 2016